SCHEDULE 14C
         Information Required in Information Statement

                    SCHEDULE 14C INFORMATION
Proxy Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934
                      (Amendment No.    )


Check the appropriate box:
[ X ]    Preliminary Information Statement
[   ]    Confidential,  for  Use of the  Commission  Only  (as
         permitted by Rule 14a-6(e)(2))
[   ]    Definitive Information Statement


                        Heartsoft, Inc.
       ------------------------------------------------
       (Name of Registrant as specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required
[   ]    Fee computed on table below per Exchange Act Rules
         14c-5(g) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         __________________________________________________________
     2)  Aggregate  number of securities to  which  transaction applies:
         __________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         __________________________________________________________

     4)  Proposed maximum aggregate value of transaction:
         __________________________________________________________

     5)  Total fee paid:
         __________________________________________________________


[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          _________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          _________________________________________________________

     3)   Filing party:
          _________________________________________________________

     4)   Date Filed:
          _________________________________________________________


<PAGE 2>
                        HEARTSOFT, INC.


                     NOTICE OF ACTION TAKEN
           BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS


 Holders  of  a  majority  of the issued  and  outstanding  stock entitled to vote of Heartsoft, Inc. (the "Company"), holding 2,702,807 votes out of a total of 5,394,824 votes, or 51%, have submitted to the Company written consents of stockholders consenting to the sale by the Company of an undivided 15% interest in its Heartsoft K-8 Library (the "Software Library"), following which sale the Company will have effectively disposed of a total undivided 45% interest in the Software Library (by means of the previous two sales of an 15% interest each, on essentially identical terms to those approved by the stockholder consent).

 This Information Statement is being sent to all stockholders of the Company to inform you that the above action will be taken by the Company as soon as possible, but no earlier than October 24, 1997.

                              By Order of the Board of Directors

                              /s/ Jimmy L. Butler
                              ------------------------
                              Jimmy L. Butler
                              Secretary

Broken Arrow, Oklahoma
October 4, 1997


<PAGE 3>
                        HEARTSOFT, INC.
                      3101 Hemlock Circle
                  Broken Arrow, Oklahoma 74012


                     INFORMATION STATEMENT

               WE ARE NOT ASKING YOU FOR A PROXY
         AND YOU ARE REQUESTED NOT TO SEND US A PROXY



     This Information Statement is furnished to the stockholders of Heartsoft, Inc. (the "Company") to advise them of certain corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the shares of common stock, $.0005 par value ("Common Stock") of the Company entitled to vote thereon, pursuant to the requirements of the General Corporation Law of Delaware and the Securities Exchange Act of 1934, as amended ("Exchange Act") and the regulations promulgated thereunder.

     As described herein, by unanimous written consent dated September 19, 1997, the Board of Directors of the Company authorized the sale of an undivided 15% interest of the Company's Heartsoft K-8 Library (the "Software Library"). The Board of
Directors fixed September 1, 1997 as the record date for the determination of stockholders entitled to vote with respect to the stockholder authorization of the sale. Thereafter, on September 22, 1997, seven stockholders ("Majority Stockholders") who are owners of record of 2,702,807 (51%) of the Common Stock, the Company's only class of voting stock outstanding, executed and delivered to the Company their written consents to authorize the sale. Accordingly, all corporate actions necessary to authorize the sale have been taken.

     Pursuant to the regulations promulgated under the Exchange Act, the authorization of the sale by the Board of Directors and Majority Stockholders shall not become effective until twenty days after the Company has mailed this Information Statement to the stockholders of the Company. Promptly following the expiration of such twenty day period, the Company intends to consummate the sale.

     This   Information  Statement  is  first   being   sent   to
stockholders on or about October 4, 1997.

<PAGE 4>
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of September 1, 1997 (the record date), the Company had issued a total of 5,394,824 shares of $.0005 par value Common Stock. Each share of Common Stock is entitled to one vote on all matters submitted to a vote by stockholders. While the Company also had issued and outstanding as of the record date 1,058,500 shares of 12% Convertible Preferred Stock, $.01 par value, none of such shares are entitled to vote. The consent of the holders of a majority of all of the outstanding shares of Common Stock was sought to authorize the sale.

     The following table sets forth, as of September 1, 1997, the aggregate number of shares of Common Stock of the Company owned of record or beneficially by the only persons who owned of record, or are known by the Company to own beneficially, more than 5% of the Company's Common Stock, each officer whose 1996 salary and bonus exceeded $100,000 ("Executive Officers"), and the name and share ownership of each other director and such officers and all directors as a group:


Name and address of the 5%
stockholders and each
Executive Officer                 Number of shares of     Percent
and names of other directors           owned  (1)           class
-----------------------------------------------------------------
  Benjamin P. Shell (2)                   954,462            17.7
  3101 Hemlock Circle
  Broken Arrow, Oklahoma 74012

  Jimmy L. Butler (2)                     930,674            17.3
  3101 Hemlock Circle
  Broken Arrow, Oklahoma  74012

Executive Officers and all directors
   as a group (2 persons)               1,885,136 (4)        35.0 (4)

-------------------------------------
(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.

(2)  Messrs. Shell and Butler are also directors.



TERMS OF THE SALE

     The Company will sell an undivided 15% interest in the Software Library pursuant to the terms of a Software Agreement ("Software Agreement") to be entered into between the Company and Heartsoft III 1997 Limited Partnership, an Ontario limited partnership (the "Partnership"). The Partnership's address is 225 Richmond Street West, Suite 400, Toronto, Canada M5V 1W2, and its general partner is CVILP Management, Inc.

     The   Software  Agreement  is  virtually  identical  to  two
previous software agreements pursuant to which the Company conveyed an aggregate undivided 30% interest in the Software Library previously (to the Heartsoft 1997 Limited Partnership, in May of 1997, and the Heartsoft II 1997 Limited Partnership in August of 1997). Pursuant to the terms of the Software
Agreement, the Company will sell the interest in the Software Library for a maximum of $1,750,000 (Canadian) (currently, $189,000 U.S.), less related expenses, which is payable $262,500 (currently, $28,350 U.S.) at closing, $262,500 ($28,350 U.S.) on
May 31, 1998, with the balance of $1,225,000 (currently, $132,300 U.S.) evidenced by a promissory note (the "Acquisition Note") , which is payable from funds generated by the Partnership through a joint venture with the Company (evidenced by a Joint Venture Agreement, the terms of which are more completely described below). A copy of the form of the Software Agreement is included as Exhibit "A", a copy of the form of the Acquisition Note is included as Exhibit "B", and a copy of the form of Joint Venture Agreement is included as Exhibit "C".

<PAGE 5>
     The  Company  has  no  involvement or association  with  the
Partnership other than through the Joint Venture Agreement.   The
Partnership is being formed by its general partner to acquire the investment in the Software Library and to take advantage of
certain   Canadian  tax  laws.   The  general  partner   of   the
Partnership  is responsible for its formation and operation.   In
the event the funds raised by Partnership are less than the maximum sought by the general partner, the purchase price to be paid to the Company will be proportionately reduced.

     Pursuant to the Joint Venture Agreement between the Company and the Partnership, Heartsoft and the Partnership jointly share in the revenues attributable to the future sales of product utilizing the Software Library. The Partnership is entitled to 100% of all "gross sales" each year until all interest owed to the Company under the Acquisition Note is paid in full. After all interest has been paid, and until all principal and interest has been paid, the Partnership and the Company each are entitled to 50% of the "gross margin" from sales attributable to the interest in the Software Library. The "gross margin" is all gross revenues generated from the interest in the Software Library, less returns, discounts and cost of goods sold. After the Acquisition Note has been paid in full (including all accrued interest), the Company is entitled to 75% of the Gross Margin, and the Partnership the remaining 25%.

     In addition (and assuming the maximum contributions are received by the Partnership in its formation), the Company has the obligation to contribute to the Partnership $166,250 (currently, $17,955 U.S.) upon formation of the Joint Venture, and an additional $201,250 (currently, $21,735 U.S.) on May 31, 1998, to fund certain expenses of the Joint Venture. Also, after January 1, 1999, the Company has the option of terminating the Joint Venture and reacquire the interest in the Software Library at a price to be negotiated in good faith.


EFFECT OF SALE

     The Company made a similar sale of an undivided 15% interest in the Software Library in May, 1997, and again in August, 1997. While each transaction was an independent transaction, and at no time was the Company obligated to sell any additional interest in the Software Library by reason of these earlier transactions, because following the proposed transaction the Company will have conveyed an aggregate 45% interest in the Software Library, the Company's Board of Directors sought the approval for this sale from the holders of a majority of the Common Stock, and decided to provide notice to all other stockholders through this Information Statement of not only this sale but of the two prior sales.

<PAGE 6>
     While the undivided 15% interest in the Software Library constitutes only 3.2% of the assets of the Company (based on the maximum value which could be received by the Company in exchange pursuant to the Software Agreement), management believes that the majority of the Company's revenues during the past twelve months have been derived from its retail sales of products utilizing the Software Library. As a result of the structure of the sale and Heartsoft's continued participation in revenues attributable to sales of the Software Library, until the acquisition notes have been paid in full from all three sales, the Company's share of revenue from the Software Library will be reduced from 100% to approximately 87.4% (55% from the Software Library continued to be owned outright, and approximately 50% of the 45% interest shared through the three joint ventures, less payments on the Acquisition Note following the Partnership's distributions to its partners). Such calculation does not take into account the contributions to the three joint ventures which the Company is obligated to make, but also does not take into account that the revenue stream to which it is entitled through these joint ventures is based on a percentage of gross margin (i.e., each of the three partnerships shares its proportionate part of the Company's cost of goods sold attributable to the applicable interest in the Software Library).



                            By Order of the Board of Directors

                            /s/ Benjamin P. Shell
                            --------------------------
                            Benjamin P. Shell
                            Chairman of the Board

October 4, 1997

<PAGE 7>
             EXHIBIT A TO INFORMATION STATEMENT

                     SOFTWARE AGREEMENT

THIS AGREEMENT made as of the ( day of September, 1997 BETWEEN:

           HEARTSOFT INC., a Delaware corporation
         (hereinafter referred to as   "Heartsoft")

                        OF THE FIRST PART

                              -and-


             HEARTSOFT III 1997 LIMITED PARTNERSHIP,
                  an Ontario limited partnership
         (hereinafter referred to as the "Partnership")

                        OF THE SECOND PART


WHEREAS Heartsoft is the owner of an 70% undivided interest in Heartsoft K-8 Library, a set of 50 educational software application programs;

AND WHEREAS the Partnership wishes to purchase and Heartsoft wishes to sell an undivided 15% interest, in perpetuity, in and to the Heartsoft K-8 Library (such 15% undivided interest hereinafter referred to as the "Computer
Programs");

AND WHEREAS in partial payment of the purchase price for the Computer Programs, the Partnership intends to execute and deliver to Heartsoft the Acquisition Note;

AND WHEREAS Heartsoft and the Partnership have agreed to form a joint venture for the purposes of marketing and exploiting the Computer Programs throughout the world;

NOW THEREFORE in consideration of the sum of one dollar ($1.00), and other good consideration, now paid by each of the parties hereto to the other (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby covenant and agree as follows:

1. DEFINITIONS

1.01 For the purpose of this Agreement, the following terms shall be deemed to have the following meanings:

"Acquisition Note" means the promissory note given by the Partnership to Heartsoft pursuant to section 2.02 of this agreement, in the form attached as Appendix "A" hereto;

"Affiliate" has the meaning ascribed thereto in the Securities Act (Ontario);

"Associate" has the meaning ascribed thereto in the Securities Act (Ontario) and also includes any person who does not deal at arm's length (as that term is defined in the Income Tax Act (Canada)) with such associate;

"Bank" means a chartered bank with offices in Tulsa, Oklahoma, as selected from time to time by the Executive
Committee;

"Closing" means the closing of the sale of the Computer
Programs, expected to take place on or about July 30, 1997, and in any event no later than the Final Closing Date;

"Computer Programs" means an undivided 15% interest, in perpetuity, in and to the Heartsoft K-8 Library, a set of 50 educational software application programs, as more particularly described in Appendix "B" hereto, together with all Enhancements, Derivative Works and Maintenance
Modifications;

<PAGE 8>
"Derivative Work" means a work that (a) is derived from the Computer Programs or any part thereof, including revisions, modifications, translations, abridgments, condensations, expansions and any other form in which the Computer Programs may be duplicated, recast, transformed or adapted, (b) is created or completed by the Partnership, Heartsoft or any Associate of any of them, and (c) would, if prepared without authorization from the owner of the copyright in the Computer Programs, constitute an infringement of copyright;

"Enhancement" means any enhancement, modification, addition or update of the Computer Programs, made by or on behalf of Heartsoft or the Partnership, and which accomplish incidental, performance, structural or functional improvements to the Computer Programs;

"Executive Committee" means the executive committee of the Joint Venture, as selected by Heartsoft and the Partnership in accordance with the terms of this agreement.

"Final Closing Date" means December 31, 1997.

"General Partner" means CVI LP Management Inc., the general partner of the Partnership, and any replacement general partner of the Partnership;

"Joint Venture" means the joint venture between the Partnership and Heartsoft to market and exploit the Computer
Programs throughout the world;

"Joint Venture Agreement" means the joint venture agreement entered into as of August 27, 1997 between the Partnership and Heartsoft;

"Losses" means any and all loss, damage, claim, demand, deficiency, cost and expense, including interest, compound interest and legal fees on a solicitor and his or her own client basis;

"Maintenance Modifications" means modifications, updates or revisions made by Heartsoft to the Computer Programs which correct errors, support new releases of operating systems or support new models of the Computer Programs;

"Offering" means the offering of a minimum of 1,250 and a maximum of 1,75 units in the Partnership at $1,000 per unit pursuant to the offering memorandum of the Partnership dated
May 30, 1997.

"Partnership" means Heartsoft III 1997 Limited Partnership, a limited partnership formed under the laws of the Province of Ontario;

"Purchase Price" means the purchase price paid by the Partnership to Heartsoft for the Computer Programs, as determined in accordance with section 2.02 of this agreement;

2. AGREEMENTS OF PURCHASE AND SALE

2.01 In consideration of the payment of the Purchase Price, and of the fulfillment of the other obligations of the Partnership hereunder, Heartsoft hereby sells, assigns and transfers all right, title and interest in and to the Computer Programs to the Partnership in perpetuity.

2.02 The Purchase Price for the Computer Programs shall be
$1,750,000 (one million seven hundred fifty thousand dollars), payable by the Partnership to Heartsoft as follows:

(a) as to $525,000 (five hundred twenty five thousand dollars), by certified cheques in two instalments of $262,500 each, the first of at Closing and the second on May
30, 1998; and

(b) as to $1,225,000 (one million two hundred twenty five thousand dollars), by way of execution and delivery of the Acquisition Note.

2.03 Upon execution of this agreement, Heartsoft shall deliver to the Partnership four complete copies of the source code of the Computer Programs, of which:

(a) two shall be in machine readable form on a machine readable storage medium suitable for long-term storage and compatible with either Macintosh or IBM PC computer systems;
and

(b) two shall be in human readable form with annotations in the English language on bond paper suitable for long-term archival storage.

<PAGE 9>
2.04 In the event that less than $1.75 million is raised pursuant to the Offering, the Purchase Price and the payment schedule set out in section 2.02 of this agreement shall be reduced pro rata.

3. PROTECTION, MAINTENANCE AND ENHANCEMENT

3.01 Heartsoft shall develop, regenerate and continuously update the Computer Programs in order to maintain the commercial competitiveness and effective operation of the Computer Programs.

3.02 The parties hereto acknowledge that the Computer Programs contain valuable proprietary trading information, and each party hereto shall not disclose to any other person the source codes of the Computer Programs nor any other information concerning the Computer Programs without the written consent of all of the parties hereto.

3.03 Heartsoft hereby acknowledges that all Maintenance
Modifications, Enhancements and Derivative Works shall be considered part of the Computer Programs and shall become and remain the sole and exclusive property of the Partnership.

4. REPRESENTATIONS AND WARRANTIES

4.01 Heartsoft hereby represents and warrants to the Partnership that the following representations and warranties are true and correct as of the date hereof, and acknowledges that the Partnership is relying on such representations and warranties in connection with the performance of its obligations under this agreement:

(a) Heartsoft is a corporation duly incorporated, organized and validly subsisting under the laws of the State of Delaware;

(b) This agreement constitutes a valid and binding obligation of Heartsoft, enforceable against it in accordance with its terms, and each of the instruments and documents necessary to give effect to the transactions contemplated herein will, when executed and delivered, constitute a valid and binding obligation of Heartsoft, enforceable against it in accordance with its terms;

(c) The entering into of this agreement and the consummation of the transactions contemplated herein have not resulted and will not result in the violation of or default under any of the terms and provisions of any trust deed, hypothecation, indenture, mortgage, lease, agreement, written or oral, license or permit to which Heartsoft is a party or by which it may be bound;

(d) The entering into of this agreement and the consummation of the transactions contemplated herein will not result in the violation of any statute, regulation, judgment, decree or law to which Heartsoft may be subject, or any applicable order of any court, arbitrator or government authority having jurisdiction over Heartsoft or its property;

(e) Heartsoft is not materially in default or breach of any contract, agreement, lease or other instrument to which it is a party or by which it may be bound, nor is Heartsoft aware of any state of facts which after notice or the passage of time, or both, would constitute such a material default or breach;

(f) The Computer Programs are an original work of Heartsoft, and Heartsoft has exclusive right, title and interest in and to and is the sole owner of the Computer
Programs;

(g) Heartsoft has the full right to sell, transfer and assign the Computer Programs in the manner contemplated in this agreement and without any restriction, encumbrance, lien, security interest attaching thereto;

(h) Heartsoft has not granted, transferred, licensed or assigned any right or interest in or to the Computer Programs to any other person, and there are no contracts, agreements, licenses or other commitments or arrangements in effect with respect to the Computer Programs which might or could permit the manufacture, marketing distribution or other exploitation or use of the Computer Programs by any other person;

(i) The execution and delivery of this agreement, the transfer of the Computer Programs to the Partnership and the use of the Computer Programs by the Partnership and Heartsoft as contemplated in this agreement has not and will not result in the infringement of any copyright, trademark, trade secret, intellectual property right or any other proprietary rights of any other person; and

<PAGE 10>
(j) The Computer Programs have been prepared in a workmanlike manner and with professional diligence and skill, will function efficiently in the machines and with operating systems for which they are designed, are free from defect, deficiency, design flaw or bug of any nature and will otherwise be wholly suitable for the purpose for which the Partnership intends to use them and for which they have been designed.

4.02 The representations and warranties set out in section

4.01 above shall survive and continue in full force and effect for the benefit of the Partnership until ten years after the expiry or termination of this agreement, including all amendments, extensions and renewals thereof.

4.03 No claim by the Partnership for breach of representation or warranty by Heartsoft shall be valid unless Heartsoft has been given notice thereof before the date on which the representation or warranty shall have terminated in accordance with section 4.02 above.

4.04 The Partnership hereby represents and warrants to Heartsoft that the following representations and warranties are true and correct as of the date hereof, and acknowledges that Heartsoft is relying on such representations and warranties in connection with the performance of its obligations under this agreement:

(a) The Partnership is a limited partnership duly registered and in good standing in the Province of Ontario;

(b) This agreement constitutes a valid and binding obligation of the Partnership, enforceable against it in accordance with its terms, and each of the instruments and documents necessary to give effect to the transactions contemplated herein will, when executed and delivered by the Partnership, constitute a valid and binding obligation of the Partnership, enforceable against it in accordance with its terms;

(c) The entering into of this agreement and the consummation of the transactions contemplated herein have not resulted and will not result in the violation of or default under any of the terms and provisions of any trust deed, hypothecation, indenture, mortgage, lease, agreement, written or oral, license or permit to which the Partnership is a party or by which it may be bound;

(d) The entering into of this agreement and the consummation of the transactions contemplated herein will not result in the violation of any statute, regulation, judgment, decree or law to which the Partnership may be subject, or any applicable order of any court, arbitrator or government authority having jurisdiction over the Partnership or its property;

(e) the Partnership is not materially in default or breach of any contract, agreement, lease or other instrument to which it is a party or by which it may be bound, nor is it aware of any state of facts which after notice or the passage of time, or both, would constitute such a material default or breach; and

(f) the Partnership has taken all such steps and done all such things as may be necessary in order to allow the Partnership to carry out the joint venture agreed to herein, including but not limited to obtaining all such licenses, registrations, authorizations and permits necessary to carry on business in and from Ontario;

4.05 The representations and warranties set out in section

4.04 above shall survive and continue in full force and effect for the benefit of Heartsoft until ten years after the expiry or termination of this agreement, including all amendments, extensions and renewals thereof.

<PAGE 11>
4.06 No claim by Heartsoft for breach of representation or warranty by the Partnership shall be valid unless the Partnership has been given notice thereof before the date on which the representation or warranty shall have terminated in accordance with section 4.05 above.

5. INDEMNIFICATION

5.01 The general indemnifications set out in this section are in addition to any specific obligation of either of the parties hereto to indemnify the other hereunder.

5.02 Heartsoft shall indemnify and save harmless the Partnership for and from and against any Losses suffered by it as a result of any inaccuracy in or breach of any representation or warranty by Heartsoft, or the failure of Heartsoft to fulfill any condition or perform any covenant as provided herein or in the Joint Venture Agreement.

5.03 The Partnership shall indemnify and save harmless Heartsoft for, from and against any Losses suffered by it as a result of any inaccuracy in or breach of any representation or warranty by the Partnership or the failure of the Partnership to perform any covenant as provided herein.

5.04 Notwithstanding anything else in this section, each of the parties hereto shall have an obligation to mitigate any Losses which are the subject of a claim for indemnification.

6. TERMINATION

6.01 Notwithstanding any other term of this agreement, the Partnership may, but is not obligated to, terminate this agreement upon 30 days written notice in the event that:

(a) Heartsoft becomes bankrupt or insolvent or makes an assignment for the benefit of its creditors;

(b) Heartsoft takes steps to wind-up, dissolve or liquidate, except for internal corporate reorganizations, mergers or shareholder reorganizations;

(c) if a trustee, receiver, receiver and manager or other Custodian is appointed with respect to the assets or undertaking of Heartsoft; or

(d) there is a material breach of a material term of the Software Agreement by Heartsoft.

6.02 On or after January 1, 1999, but subject to section

6.03 of this agreement, Heartsoft may, but is not obligated to, terminate this agreement upon 30 days written notice to the Partnership.

6.03 In the event that Heartsoft elects to terminate this agreement in accordance with section 6.02 of this agreement, Heartsoft and the Partnership shall negotiate, in good faith, a price at which the Partnership's interest in the Computer Programs shall be acquired by Heartsoft. In the event that Heartsoft and the Partnership cannot in good faith determine that price within 30 days, then an independent appraiser shall be retained to determine the price, and the cost of such appraisal shall be borne equally by Heartsoft and the Partnership.

7. NOTICE

7.01 Any notice, direction or other instrument required or permitted to be given pursuant to this agreement shall be in writing and may be given by delivering the same or sending the same by pre-paid first-class mail or by telecopier to the appropriate party as follows:

(a)  To Heartsoft:

          3101 North Hemlock Circle
          Broken Arrow, Oklahoma
          74012

          Attention: Bryan Reusser
          Fax: 918-251-4018

(b)  The Partnership:

          c/o CVI LP Management Inc.
          225 Richmond Street West
          Suite 400
          Toronto, Ontario
          M5V 1W2

          Attention: Greg Coleman
          Fax: 416-593-6157

<PAGE 12>
7.02 Any such notice, direction or other instrument, if delivered, shall be deemed to have been given on the date on which it was delivered and, if sent by mail, shall be deemed to have been given on the seventh (7th) business day following the date of mailing and, if transmitted by telecopier, shall be deemed to have been given at the opening of business in the office of the addressee on the business day next following the transmission thereof.

7.03 Any party hereto may change its address for service or telecopier number from time to time by notice given to the other parties hereto in accordance with the foregoing.

8. FURTHER ASSURANCES AND ACTIONS

8.01 Each of the parties hereto shall sign and deliver such further and other documents, instruments, notices and papers and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to the purpose and intent of this agreement and all ancillary agreements relating to the transactions contemplated herein.

9. GENERAL MATTERS

9.01 Unless otherwise expressly stated, all dollar amounts referred to in this agreement are expressed and shall be payable in Canadian dollars.

9.02 In this agreement, unless the context otherwise requires, words importing number include the singular and plural, words importing gender include all genders, and words importing persons shall include firms, corporations, trusts, estates, government agencies and departments and all other types of entities, and vice versa.

9.03 In this agreement, any reference to "generally accepted accounting principles" mean the principles established in and amended from time to time by the Handbook of the Canadian Institute of Chartered Accountants.

9.04 Each of the provisions contained in this agreement is distinct and severable, and a declaration of invalidity of unenforceability of one or more provisions of this agreement by any court of competent jurisdiction shall not effect the validity or enforceability of any other provision hereof.

9.05 This agreement constitutes the entire agreement between the parties pertaining to the transaction contemplated herein and supersedes all prior agreements, and there are no other warranties, representations or agreements between the parties in connection with the transactions contemplated herein.

9.06 This agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada as applicable therein. Each of the parties hereto irrevocably attorns and submits to the jurisdiction of the courts of the Province of Ontario.

9.07 Headings used in this agreement are for convenience of reference only and do not form a part of this agreement, nor are they intended to interpret, define or limit the scope, extent or intent of this agreement or any provision hereof.

<PAGE 13>
9.08 Any reference in this agreement to a statute shall include and shall be deemed to be a reference to such statute and the regulations made pursuant thereto, with amendments made thereto and in force from time to time, and to any statute or regulation that may be passed which has the effect of supplementing or superseding the statute so referred to or the regulations made pursuant thereto.

9.09 Any reference in this agreement to any entity shall include and shall be deemed to be a reference to any entity that is a successor to such entity.

9.10 Time shall be of the essence in this agreement.

9.11 This agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

9.12 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legal personal representatives, successors and assigns, but shall not be assignable by any party hereto without the written consent of the other parties hereto.

9.13 No waiver of any provision of this agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this agreement constitute a continuing waiver unless otherwise expressly provided.

EXECUTED at Toronto this ( day of September, 1997

                              HEARTSOFT INC.


                         Per:
                              Benjamin P. Shell - Chief Executive Officer

                              HEARTSOFT III 1997 LIMITED PARTNERSHIP, by its general partner, CVI LP MANAGEMENT INC.


                         Per:
                              Greg Coleman - President



<PAGE 14>
            EXHIBIT B TO INFORMATION STATEMENT


                      ACQUISITION NOTE

                      September , 1997
                      Toronto, Ontario

MATURITY DATE: September 1, 2007

FOR VALUE RECEIVED, the undersigned (the "Maker") acknowledges itself indebted to and promises to pay to Heartsoft Inc. (the "Holder") on the dates specified below at 225 Richmond Street West, Suite 400, Toronto, Ontario,
M5V 1W2 (or at such other place as the Holder may from time to time designate in writing to the Maker), the principal sum of $1,225,000 (one million two hundred twenty five thousand dollars) (the "Principal Sum") in lawful money of Canada, together with interest thereon as set forth herein.
The Principal Sum plus all accrued and unpaid interest thereon shall be due and payable by the Maker to the Holder in full on September 1, 2007.

The Principal Sum from time to time outstanding shall bear interest from and after the date hereof at the rate of five percent (5%) per annum, payable in U.S. dollars, compounded annually both before and after demand, default, maturity and judgment with interest on overdue principal and interests at the same rate until the date of payment in full. The Maker shall pay all accrued and unpaid interest on the principal amount outstanding from time to time, annually, in arrears, on or before January 30 of each year.

In the event that the Maker defaults in payment of any sum due hereunder, and fails to correct that default within 30 days of receiving written notice from the Holder, the Principal Sum then outstanding together with accrued but unpaid interest may, at the Holder's option, be accelerated and immediately become due and payable in full, with interest thereon from such date at the rate as specified herein.

So long as the Maker is not in default in the making of any payment due hereunder, it shall have the right to prepay at any time and from time to time all or any part of the Principal Sum then outstanding, and any interest thereon, without notice, bonus or penalty, provided that the right of the Maker to make any such prepayments shall be conditional upon payment by the Maker to the Holder of all accrued and unpaid interest owing in respect of the Principal Sum to the date of any such prepayment.

The provisions of this promissory note shall enure to the benefit of the Holder (who may not transfer, assign, pledge or otherwise encumber this promissory note without the express written consent of the Maker, which consent may be unreasonably withheld) and shall be binding upon the Maker and its successors and assigns. The Maker hereby waives presentment, protest, demand, notice of protest and notice of dishonour of this promissory note and expressly agrees that this promissory note and any payment due hereunder may be extended from time to time by the Holder without in any way affecting the liability of the Maker.

The Maker agrees to pay to the Holder 100% of Gross Receipts, as defined in the offering memorandum of the Maker dated May 30, 1997 (the "Offering Memorandum"), on an annual basis, until all of the interest owing under this promissory note is paid in full, and to pay to the Holder 44% of Distributable Cash (as defined in the Offering Memorandum) until all principal owing under this promissory note has been paid in full.

<PAGE 15>
This promissory note is issued by the Maker and accepted by the Holder as partial payment of the consideration due under a software agreement dated September (, 1997 between the Maker and the Holder, and this promissory note is subject to the terms and conditions of that agreement.

This promissory note shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

Executed at Toronto, Ontario this ( day of September, 1997.


                                        HEARTSOFT III 1997 LIMITED
                                        PARTNERSHIP, by its General
                                        Partner, CVI LP MANAGEMENT INC.


                                   Per:
                                        Greg Coleman - President


<PAGE 16>

            EXHIBIT C TO INFORMATION STATEMENT

                   JOINT VENTURE AGREEMENT

   THIS AGREEMENT made as of the ( day of September, 1997

                          BETWEEN:

           HEARTSOFT INC., a Delaware corporation
          (hereinafter referred to as "Heartsoft"),

                      OF THE FIRST PART

                            -and-


      HEARTSOFT III 1997 LIMITED PARTNERSHIP, an Ontario limited partnership (hereinafter referred to as the
                       "Partnership")

                     OF THE SECOND PART


WHEREAS the Partnership has acquired from Heartsoft an undivided 15% interest in and to Heartsoft K-8 Library, a set of 50 educational application software programs (the
"Computer Programs");

AND WHEREAS the Partnership and Heartsoft wish to form and operate a joint venture to market and exploit the Computer
Programs throughout the world;

NOW THEREFORE in consideration of the sum of one dollar ($1.00), and other good consideration, now paid by each of the parties hereto to the other (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby covenant and agree as follows:

1. DEFINITIONS

1.1 For the purpose of this Agreement, the following terms shall be deemed to have the following meanings:

(a) "Affiliate" has the meaning ascribed thereto in the Securities Act (Ontario);

(b) "Associate" has the meaning ascribed thereto in the Securities Act (Ontario) and also includes any person who does not deal at arm's length (as that term is defined in the Income Tax Act (Canada)) with such associate;

(c) "Auditors" means the international firm of licensed auditors to be engaged by the Executive Committee in order to give effect to section 6 of this agreement;

(d) "Bank" means a chartered bank selected from time to time by the Executive Committee;

(e) "Bank Account" means the bank account of the Partnership and Heartsoft to be opened at a Bank with offices in Tulsa, Oklahoma in accordance with the terms of section 4 of this agreement;

<PAGE 17>
(f) "Business Plan" means the business plan of Heartsoft dated October, 1996, a copy of which has been provided to the Partnership, as may be amended and updated from time to time;

(g) "Computer Programs" means an undivided 15% interest in and to Heartsoft K-8 Library, a set of 50 educational application software programs;

(k) "General Partner" means CVI LP Management Inc., the general partner of the Partnership, and any replacement general partner of the Partnership;

(l) "Gross Margin" means Gross Sales less returns, discounts to arm's length parties and the cost of goods sold
(all costs associated with the acquisition of components, assembly of finished products and shipping);

(m) "Gross Sales" shall mean the aggregate of all gross revenues generated by the marketing and exploitation of the Computer Programs;

(n) "Joint Venture" means the joint venture between the Partnership and Heartsoft to market and exploit the Computer
Programs, the terms of which are set out in this agreement;

(o) "Joint Venture Funds" means the maximum of $367,500 to be contributed by Heartsoft to the Joint Venture pursuant to section 4 of this agreement;

(p) "Losses" means any and all loss, damage, claim, demand, deficiency, cost and expense, including interest, compound interest and legal fees on a solicitor and his or her own client basis;

(q) "Offering" means the offering of a maximum of 1,750 units in the Partnership pursuant to the terms and conditions set out in the Offering Memorandum;

(r) "Offering Memorandum" means the offering memorandum of the Partnership dated June 25, 1997, and any amendments thereto;

(s)  "Partnership" means Heartsoft III 1997 Limited
Partnership, a limited partnership formed under the laws of the Province of Ontario;

(t) "Quarterly Report" means the quarterly report prepared by the Executive Committee and provided to Heartsoft and the Partnership in accordance with the terms of section 6.1 of this agreement;

(u)  "Software Agreement" means the software agreement dated
September (, 1997 between the Partnership and Heartsoft, pursuant to which the Partnership acquired the Computer
Programs;

2. FORMATION OF JOINT VENTURE

2.1 The parties hereto agree to form a joint venture, the purpose of which shall be to market and exploit the Computer
Programs throughout the world, in accordance with the terms and conditions of this agreement.

2.2 Subject to Section 10 of this agreement, the term of the Joint Venture shall commence upon the execution of this agreement and continue until March 1, 2012.

2.3 Upon written notice given by the Partnership to Heartsoft not less than 60 days prior to the expiry of the term of the joint venture and any extensions thereto, the term of this agreement and the joint venture shall be extended for an additional ten (10) years upon the same terms and conditions as contained herein.

<PAGE 18>
3. FORMATION OF EXECUTIVE COMMITTEE

3.1  The Partnership and Heartsoft shall form an Executive
Committee, the purpose of which shall be to:

(a) implement the Business Plan with such additions and amendments and changes as the Executive Committee may determine;

(b) approve the hiring and monitor the performance of the key personnel necessary to operate the Joint Venture;

(c)  prepare or cause to be prepared a detailed budget (the
"Budget") for the Joint Venture;

(d)  oversee the long-term planning of the Joint Venture;

(e) approve all expenditures of the Joint Venture in excess of $25,000;

(f) report to the Partnership and Heartsoft in accordance with the terms of section 6 of this agreement; and

(g) do all such other things as may be necessary in order to administer, manage, control and operate the business of the Joint Venture in accordance with the terms of the Business Plan.

3.2 The Executive Committee shall be comprised of three persons, the first of which shall be selected by the Partnership, the second of which shall be selected by Heartsoft and the third of which shall be selected by the Partnership and Heartsoft together. In the event that the Partnership and Heartsoft cannot agree on the third member of the Executive Committee, Heartsoft shall be entitled to select that member, provided that such member has the skills and qualifications necessary to fulfil his or her duties as a member of the Executive Committee.

3.3 The Executive Committee shall meet regularly, and in no event less than every quarter, either in person or by telephone, in order to carry out its obligations under this agreement.

3.4 Subject to section 3.5 of this agreement, at any meeting of the Executive Committee, provided proper notice of such meeting has been given to every member of the Executive Committee, the approval of any two members of the Executive Committee shall be sufficient to determine any matter.

3.5 Notwithstanding section 3.4 of this agreement, decisions of the Executive Committee in respect of the following matters shall require the consent of all members of the Executive Committee:

(a) changing or selling all or substantially all of the business or assets of the Joint Venture;

(b)  amending this agreement;

(c) agreeing to any compromise or arrangement with any creditor or class or classes of creditors;

(d)  borrowing money;

(e) dissolving or terminating the Joint Venture except in accordance with the terms of this agreement; or

(f) approving the settlement of any action against the Joint Venture.

<PAGE 19>
4. FUNDING OF JOINT VENTURE EXPENSES

4.1 Upon execution of this agreement, Heartsoft shall deposit into a bank account (the "Bank Account") at a Bank the sum of $166,250 (the "Joint Venture Funds"), which, along with any interest on such deposit, shall be used solely for the purpose of paying the expenses of the Joint
Venture in accordance with the Budget and the decisions of the Executive Committee.

4.2  On May 30, 1998, Heartsoft shall deposit into the Bank
Account the additional sum of $201,250 (the "Joint Venture
Funds"), which, along with any interest on such deposit, shall be used solely for the purpose of paying the expenses of the Joint Venture in accordance with the Budget and the decisions of the Executive Committee.

4.3  Notwithstanding sections 4.1 and 4.2 of this agreement:

(a) in the event that the Partnership raises less than $1,750,000 pursuant to the Offering, Heartsoft's obligations to deposit the Joint Venture Funds shall be reduced pro rata; and

(b) in the event that the terms of the Offering permit the limited partners of the Partnership to make multiple payments on their units, Heartsoft's obligation to deposit the Joint Venture Funds shall be amended to reflect the payment provisions offered to such limited partners.

4.4  The Bank Account shall require:

(a) in the case of individual withdrawals or cheques in an amount less than $25,000, the consent of any two members of the Committee; and

(b) in the case of individual withdrawals or cheques in an amount greater than $25,000, the consent of all of the members of the Executive Committee.

5. TREATMENT OF JOINT VENTURE REVENUES

5.1 The Partnership shall be entitled to receive 100% of Gross Sales each year until all interest owed by the Partnership to Heartsoft pursuant to the acquisition note dated September (, 1997 from the Partnership to Heartsoft in respect of the acquisition of the Computer Programs has been paid in full.

5.2 After all outstanding interest on the Acquisition Note has been paid in full, and until principal and interest on the Acquisition Note have been paid in full, the Partnership and Heartsoft shall each be entitled to 50% of the Gross Margin. After the Partnership has received written notice from Heartsoft that all interest and principal on the Acquisition Note has been paid in full, the Partnership shall be entitled to 25% of the Gross Margin and Heartsoft shall be entitled to the balance of Gross Margin.

6. REPORTING AND AUDIT

6.1  Throughout the term of this agreement, the Executive
Committee shall prepare, or cause to be prepared, and shall provide to the Partnership and Heartsoft, a quarterly report
(the "Quarterly Report") setting out:

(a) a summary of the status of the Joint Venture and the activities carried out during the quarter;

(b) a description of any significant new business developments or changes in the status of the Joint Venture or of Heartsoft during the quarter; and

(c) a brief summary of the financial statements prepared for the quarter.

<PAGE 20>
6.2 Each Quarterly Report shall be provided to the Partnership within 30 days of the end of the quarter in respect of which the report is prepared, and the last
Quarterly Report for each calendar year shall be accompanied by any payment due to the Partnership from the Joint Venture for the preceding year pursuant to this agreement.

6.3 Throughout the term of this agreement, and within 30 days of the end of each quarter, the Executive Committee shall prepare and provide to the Partnership and to Heartsoft unaudited quarterly financial statements, prepared in accordance with generally accepted accounting principles.

6.4 Throughout the term of this agreement, and within 90 days of the end of each fiscal year of the Joint Venture, the Executive Committee provide to the Partnership and to Heartsoft audited financial statements, prepared by the Auditors in accordance with generally accepted accounting principles.

6.5 Once per year, and upon written request, either or both of the Partnership and Heartsoft shall be entitled, at their own expense, to audit the books and records of the Joint Venture. In the event that such an audit reveals material irregularities in the books, records or audited financial statements of the Joint Venture, the party responsible for conducting such audit shall be reimbursed by Heartsoft for the cost of such audit.

7. PROTECTION, MAINTENANCE AND ENHANCEMENT

7.1 Heartsoft shall develop, regenerate and continuously update the Computer Programs in accordance with the terms of the Software Agreement.

7.2  The parties hereto acknowledge that the Computer
Programs contain valuable proprietary trading information, and neither party hereto shall disclose to any other person the source codes of the Computer Programs nor any other information concerning the Computer Programs without the written consent of the other, subject only to the right of Heartsoft, upon receipt of an executed non-disclosure agreement from other parties, to disclose such information about the Computer Programs to such parties as may be necessary during the normal course of business.

8. REPRESENTATIONS AND WARRANTIES

8.1 Heartsoft hereby represents and warrants to the Partnership that the following representations and warranties are true and correct as of the date hereof, and acknowledges that the Partnership is relying on such representations and warranties in connection with the performance of its obligations under this agreement:

(a) Heartsoft is a corporation duly incorporated, organized and validly subsisting under the laws of the State of Delaware;

(b) This agreement constitutes a valid and binding obligation of Heartsoft, enforceable against it in accordance with its terms, and each of the instruments and documents necessary to give effect to the transactions contemplated herein will, when executed and delivered by Heartsoft, constitute a valid and binding obligation of Heartsoft, enforceable against it in accordance with its terms;

(c) The entering into of this agreement and the consummation of the transactions contemplated herein have not resulted and will not result in the violation of or default under any of the terms and provisions of any trust deed, hypothecation, indenture, mortgage, lease, agreement, written or oral, license or permit to which Heartsoft is a party or by which Heartsoft may be bound;

(d) The entering into of this agreement and the consummation of the transactions contemplated herein will not result in the violation of any statute, regulation, judgment, decree or law to which Heartsoft may be subject, or any applicable order of any court, arbitrator or government authority having jurisdiction over Heartsoft or its property;

<PAGE 21>
(e) Heartsoft is not materially in default or breach of any contract, agreement, lease or other instrument to which it is a party or by which it may be bound, nor is it aware of any state of facts which after notice or the passage of time, or both, would constitute such a material default or breach;

(f) Heartsoft has taken all such steps and done all such things as may be necessary in order to allow Heartsoft and the Partnership to carry out the joint venture agreed to herein, including but not limited to obtaining all such licenses, registrations, authorizations and permits necessary to carry on business from the State of Delaware and in all other states in which Heartsoft carries on business; and

(h) the Computer Programs have been prepared in a workmanlike manner and with professional diligence and skill, will function efficiently in the machines and with operating systems for which they are designed, is free from defect, deficiency, design flaw or bug of any nature and will otherwise be wholly suitable for the purpose for which the Joint Venture intends to use them and for which they have been designed.

8.2  The representations and warranties set out in section

8.1 above shall survive and continue in full force and effect for the benefit of the Partnership until ten years after the expiry or termination of this agreement, including all amendments, extensions and renewals thereof.

8.3 No claim by the Partnership for breach of representation or warranty by Heartsoft shall be valid unless Heartsoft has been given notice thereof before the date on which the representation or warranty shall have terminated in accordance with section 8.2 above.

8.4 The Partnership hereby represents and warrants to Heartsoft that the following representations and warranties are true and correct as of the date hereof, and acknowledges that Heartsoft is relying on such representations and warranties in connection with the performance of its obligations under this agreement:

(a) The Partnership is a limited partnership duly registered and in good standing in the Province of Ontario;

(b) This agreement constitutes a valid and binding obligation of the Partnership, enforceable against it in accordance with its terms, and each of the instruments and documents necessary to give effect to the transactions contemplated herein will, when executed and delivered by the Partnership, constitute a valid and binding obligation of the Partnership, enforceable against it in accordance with its terms;

(c) The entering into of this agreement and the consummation of the transactions contemplated herein have not resulted and will not result in the violation of or default under any of the terms and provisions of any trust deed, hypothecation, indenture, mortgage, lease, agreement, written or oral, license or permit to which the Partnership is a party or by which it may be bound;

(d) The entering into of this agreement and the consummation of the transactions contemplated herein will not result in the violation of any statute, regulation, judgment, decree or law to which the Partnership may be subject, or any applicable order of any court, arbitrator or government authority having jurisdiction over the Partnership or its property;

(e) the Partnership is not materially in default or breach of any contract, agreement, lease or other instrument to which it is a party or by which it may be bound, nor is it aware of any state of facts which after notice or the passage of time, or both, would constitute such a material default or breach; and

<PAGE 22>
(f) the Partnership has taken all such steps and done all such things as may be necessary in order to allow the Partnership to carry out the joint venture agreed to herein, including but not limited to obtaining all such licenses, registrations, authorizations and permits necessary to carry on business in and from Ontario;

8.5  The representations and warranties set out in section

8.4 above shall survive and continue in full force and effect for the benefit of Heartsoft until ten years after the expiry or termination of this agreement, including all amendments, extensions and renewals thereof.

8.6 No claim by Heartsoft for breach of representation or warranty by the Partnership shall be valid unless the Partnership has been given notice thereof before the date on which the representation or warranty shall have terminated in accordance with section 8.5 above.

9. INDEMNIFICATION

9.1 The general indemnifications set out in this section are in addition to any specific obligation of either of the parties hereto to indemnify the other hereunder.

9.2 Heartsoft shall indemnify and save harmless the Partnership for and from and against any Losses suffered by it as a result of any inaccuracy in or breach of any representation or warranty by Heartsoft, or the failure of Heartsoft to fulfill any condition or perform any covenant as provided herein.

9.3 The Partnership shall indemnify and save harmless Heartsoft for, from and against any Losses suffered by it as a result of any inaccuracy in or breach of any representation or warranty by the Partnership or the failure of the Partnership to perform any covenant as provided herein.

9.4 Notwithstanding anything else in this section, each of the parties hereto shall have an obligation to mitigate any Losses which are the subject of a claim for indemnification.

10. TERMINATION

10.1 Notwithstanding any other term of this agreement, the Partnership may, but is not obligated to, terminate this agreement upon 30 days written notice in the event that:

(a) Heartsoft becomes bankrupt or insolvent or makes an assignment for the benefit of its creditors;

(b) either Heartsoft takes steps to wind-up, dissolve or liquidate, except for internal corporate reorganizations, mergers or shareholder reorganizations;

(c) if a trustee, receiver, receiver and manager or other custodian is appointed with respect to the assets or undertaking of Heartsoft; or

(d)  there is a material breach of this agreement.

10.2 On or after January 1, 1999, notwithstanding any other term of this agreement, but subject to section 10.3 of this agreement, Heartsoft may, but is not obligated to, terminate this agreement upon 30 days written notice to the Partnership.

10.3 In the event that Heartsoft elects to terminate this agreement in accordance with section 10.02 of this agreement, Heartsoft and the Partnership shall negotiate, in good faith, a price at which the Partnership's interest in the Joint Venture shall be acquired by Heartsoft.

11. NOTICE

11.1 Any notice, direction or other instrument required or permitted to be given pursuant to this agreement shall be in writing and may be given by delivering the same or sending the same by pre-paid first-class mail or by telecopier to the appropriate party as follows:

(a)  To Heartsoft:

          3101 North Hemlock Circle
          Broken Arrow, Oklahoma
          74012

          Attention: Bryan Reusser
          Fax: 918-251-4018

(b)  The Partnership:

          c/o CVI LP Management Inc.
          225 Richmond Street West
          Suite 400
          Toronto, Ontario
          M5V 1W2

          Attention: Greg Coleman
          Fax: 416-593-6157

<PAGE 23>
11.2 Any such notice, direction or other instrument, if delivered, shall be deemed to have been given on the date on which it was delivered and, if sent by mail, shall be deemed to have been given on the seventh (7th) business day following the date of mailing and, if transmitted by telecopier, shall be deemed to have been given at the close of business in the office of the addressee on the business day next following the transmission thereof.

11.3 Any party hereto may change its address for service or telecopier number from time to time by notice given to the other parties hereto in accordance with the foregoing.

12. FURTHER ASSURANCES AND ACTIONS

12.1 Each of the parties hereto shall sign and deliver such further and other documents, instruments, notices and papers and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to the purpose and intent of this agreement and all ancillary agreements relating to the transactions contemplated herein.

13. GENERAL MATTERS

13.1 Unless otherwise expressly stated, all dollar amounts referred to in this agreement are expressed and shall be payable in Canadian dollars.

13.2 In this agreement, unless the context otherwise requires, words importing number include the singular and plural, words importing gender include all genders, and words importing persons shall include firms, corporations, trusts, estates, government agencies and departments and all other types of entities, and vice versa.

13.3 In this agreement, references to "generally accepted accounting principles" mean the principles established in and amended from time to time by the Handbook of Canadian
Institute of Chartered Accountants.

13.4 Each of the provisions contained in this agreement is distinct and severable, and a declaration of invalidity of unenforceability of one or more provisions of this agreement by any court of competent jurisdiction shall not effect the validity or enforceability of any other provision hereof.

13.5 This agreement constitutes the entire agreement between the parties pertaining to the transaction contemplated herein and supersedes all prior agreements, whether written or oral, and there are no other warranties, representations or agreements between the parties in connection with the transactions contemplated herein.

13.6 This agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada as applicable therein. Each of the parties hereto irrevocably attorns and submits to the jurisdiction of the courts of the Province of Ontario.

13.7 Headings used in this agreement are for convenience of reference only and do not form a part of this agreement, nor are they intended to interpret, define or limit the scope, extent or intent of this agreement or any provision hereof.

<PAGE 24>
13.8 Any reference in this agreement to a statute shall include and shall be deemed to be a reference to such statute and the regulations made pursuant thereto, with amendments made thereto and in force from time to time, and to any statute or regulation that may be passed which has the effect of supplementing or superseding the statute so referred to or the regulations made pursuant thereto

13.9 Any reference in this agreement to any entity shall include and shall be deemed to be a reference to any entity that is a successor to such entity.

13.10     Time shall be of the essence in this agreement.

13.11 This agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

13.12 This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legal personal representatives, successors and assigns, but shall not be assignable by any party hereto without the written consent of the other parties hereto.

13.13 No waiver of any provision of this agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this agreement constitute a continuing waiver unless otherwise expressly provided.

EXECUTED at Toronto this ( day of September, 1997.

                              HEARTSOFT INC.


                              Per:
                              Benjamin P. Shell - Chief
                              Executive Officer


                              HEARTSOFT III 1997 LIMITED
                              PARTNERSHIP, by
                              its general partner, CVI LP
                              MANAGEMENT INC.




                         Per:
                              Greg Coleman - President